UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 19, 2011
(Date of earliest event reported)

Texas Rare Earth Resources Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-53482 (Commission File Number)	87-0294969 (IRS Employer Identification No.)

304 Inverness Way South, Suite 365 Englewood, CO 80112 (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (303) 597-8737

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On Friday, August 19, 2011, Texas Rare Earth Resources Corp. (the “Company”) held a special meeting of shareholders (the “Special Meeting”) to obtain approval for the Company’s Amended and Restated 2008 Stock Option Plan (the “Plan”).   The matters acted upon at the Special Meeting are described in more detail in the Company’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on July 28, 2011 pursuant to which proxies were solicited.

At the Special Meeting, of the 34,497,509 shares of the Company’s common stock outstanding and entitled to vote, 23,158,456 shares (67.13%) were represented in person or by proxy, representing a quorum for purposes of the Special Meeting.  The voting results for the proposal to approve the Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,149,430	6,950	2,076	-

The shareholders approved the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS RARE EARTH RESOURCES CORP.

DATE: August 23, 2011	By:	/s/ Wm. Chris Mathers
Wm. Chris Mathers Chief Financial Officer